Exhibit 10.1.3

GLG PARTNERS SERVICES LP
The Waterfront Centre
North Church Street, P.O. Box 2427
George Town, Grand Cayman, British West Indies

March 24, 2009

Noam Gottesman
c/o GLG Partners Services LP
The Waterfront Centre
North Church Street, P.O. Box 2427
George Town, Grand Cayman, British West Indies

Dear Noam:

Reference is made to your Amended and Restated Employment Agreement dated November 2, 2007 with GLG Partners Services LP (“GLG”) (the “Employment Agreement”).

This letter is to confirm our agreement that, beginning April 1, 2009 and continuing through December 31, 2009, and notwithstanding clause 4.1 of the Employment Agreement, your salary for that period of time will be $1.00. Beginning January 1, 2010, your salary will resume being paid at the rate set forth in clause 4.1 of the Employment Agreement.

Except as expressly provided herein, the Employment Agreement shall remain in full force and effect in accordance with its terms.

Please confirm your agreement to the foregoing amendment by signing and returning an original executed copy of this letter.

GLG PARTNERS SERVICES LP by: GLG Partners Services Limited, General Partner
by:	/s/ Leslie J. Schreyer

Name: Leslie J. Schreyer Title: Director

Agreed to and signed by:
/s/ Noam Gottesman

Noam Gottesman